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                                                                    EXHIBIT 3.25

Sec. 183.0202
Wis. Stats.
State of Wisconsin
Department of Financial Institutions

ARTICLES OF ORGANIZATION - LIMITED LIABILITY COMPANY

Executed by the undersigned for the purpose of forming a Wisconsin limited liability company under Ch. 183 of the Wisconsin statutes:

Article 1.                  NAME OF THE LIMITED LIABILITY COMPANY:
                            Tower Automotive Milwaukee, LLC

Article 2. THE LIMITED LIABILITY COMPANY IS ORGANIZED UNDER CH. 183 OF THE WISCONSIN STATUTES.

Article 3.                  NAME OF THE INITIAL REGISTERED AGENT.
                            CSC-Lawyers Incorporating Service Company

Article 4.                  STREET ADDRESS OF THE INITIAL REGISTERED OFFICE.
                            25 W. Main Street
                            Madison, WI 53703

Article 5.                  MANAGEMENT OF THE LIMITED LIABILITY COMPANY SHALL
                            BE VESTED IN:
                            Its members

Article 6.                  NAME AND COMPLETE ADDRESS OF EACH ORGANIZER:
                            Daniel H. Webber
                            5211 Cascade Road, S.E.
                            Grand Rapids, MI 49546

Other Information           THIS DOCUMENT WAS DRAFTED BY:
                            Peter G. Roth (616-336-6000)

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                            SIGNATURE
                            Daniel H. Webber

                            CONTACT INFORMATION:
                            Ruth E. Reickard
                            P.O. Box 352
                            Grand Rapids, MI 49501-0352
                            rereickard@varnumlaw.com
                            616-336-6000

                            DATE & TIME OF RECEIPT
                            12/12/01 11:19:08 AM

                            CREDIT CARD TRANSACTION NUMBER
                            2001121233618

    ARTICLES OF
  ORGANIZATION -
 LIMITED LIABILITY
 COMPANY (CH. 183)

FILING FEE      $130.00